     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 2000



                                                   REGISTRATION NUMBER 333-41344

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                Amendment No. 1


                                       to


                                    FORM S-3

                                       ON


                                   FORM S-3/A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        WEATHERFORD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                      04-2515019
(State or other jurisdiction of incorporation       (I.R.S. Employer Identification No.)
               or organization)

                       515 POST OAK BOULEVARD, SUITE 600
                              HOUSTON, TEXAS 77027
                                 (713) 693-4000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            BERNARD J. DUROC-DANNER
                        WEATHERFORD INTERNATIONAL, INC.
                       515 POST OAK BOULEVARD, SUITE 600
                              HOUSTON, TEXAS 77027
                                 (713) 693-4000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                CURTIS W. HUFF                                CHARLES H. STILL
       WEATHERFORD INTERNATIONAL, INC.                  FULBRIGHT & JAWORSKI L.L.P.
      515 POST OAK BOULEVARD, SUITE 600                  1301 MCKINNEY, SUITE 5100
             HOUSTON, TEXAS 77027                        HOUSTON, TEXAS 77010-3095
                (713) 693-4000                                 (713) 651-5151

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration statement becomes effective, subject to market conditions and other factors.

     If the any of securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses in connection with the distribution of the securities covered by this Registration Statement. All of the expenses will be borne by the Company.

Registration fee under the Securities Act...................   $13,669
Exchange Listing Fees*......................................     1,500
Printing expenses*..........................................    10,000
Legal fees and expenses*....................................    15,000
Accounting fees and expenses*...............................    10,000
Miscellaneous*..............................................     2,831
                                                               -------
          Total.............................................   $53,000
                                                               =======

---------------

* Estimated solely for the purpose of this Item.

ITEM 15. INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     Under Delaware law, a corporation may include provisions in its certificate of incorporation that will relieve its directors of monetary liability for breaches of their fiduciary duty to the corporation, except under certain circumstances, including a breach of the director's duty of loyalty, acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of law, the approval of an improper payment of a dividend or an improper purchase by the corporation of stock or any transaction from which the director derived an improper personal benefit. The Registrant's Amended and Restated Certificate of Incorporation, as amended, provides that the Registrant's directors are not liable to the Registrant or its stockholders for monetary damages for breach of their fiduciary duty, subject to the described exceptions specified by Delaware law.

     Section 145 of the Delaware General Corporation Law grants to the Registrant the power to indemnify each officer and director of the Registrant against liabilities and expenses incurred by reason of the fact that he is or was an officer or director of the Registrant if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Amended and Restated By-laws of the Registrant provide for indemnification of each officer and director of the Registrant to the fullest extent permitted by Delaware law. David J. Butters and Robert B. Millard, employees of Lehman Brothers Inc. ("Lehman Brothers"), constitute two of the eight members of the Board of Directors of the Registrant. Under the restated certificates of incorporation, as amended to date, of Lehman Brothers and its parent, Lehman Brothers Holdings Inc. ("Holdings"), both Delaware corporations, Messrs. Butters and Millard, in their capacity as directors of the Registrant, are to be indemnified by Lehman Brothers and Holdings to the fullest extent permitted by Delaware law. Messrs. Butters and Millard are serving as directors of the Registrant at the request of Lehman Brothers and Holdings.

     Section 145 of the Delaware General Corporation Law also empowers the Registrant to purchase and maintain insurance on behalf of any person who is or was an officer or director of the Registrant against liability asserted against or incurred by him in any such capacity, whether or not the Registrant would have the power to indemnify such officer or director against such liability under the provisions of Section 145. The Registrant has purchased and maintains a directors' and officers' liability policy for such purposes. Messrs. Butters and Millard are insured against certain liabilities which they may incur in their capacity as directors pursuant to insurance maintained by Holdings.

ITEM 16. EXHIBITS


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           3.1           -- Amended and Restated Certificate of Incorporation of the
                            Registrant, as amended (incorporated by reference to
                            Exhibit No. 3.1 to Form 10-K (File 1-13086) filed March
                            30, 1999).
           3.2           -- By-laws of the Registrant, as amended (incorporated by
                            reference to Exhibit No. 3.2 to Form 8-K (File 1-3086)
                            filed June 2, 1998).
          *3.3           -- Certificate of Designation of the Registrant's Series A
                            Preferred Stock, par value $1.00 per share.
           4.1           -- See Exhibits numbered 3.1 and 3.2 for provisions of the
                            Amended and Restated Certificate of Incorporation and
                            By-laws of the Registrant defining the rights of the
                            holders of Common Stock.
           4.2           -- Amended and Restated Credit Agreement dated as of May 27,
                            1998, among EVI, Inc., EVI Oil Tools Canada Ltd., Chase
                            Bank of Texas, National Association, as U.S.
                            Administrative Agent, The Bank of Nova Scotia, as
                            Documentation Agent and Canadian Agent, ABN AMRO Bank,
                            N.V., as Syndication Agent, and the other Lenders defined
                            therein, including the forms of Notes (incorporated by
                            reference to Exhibit No. 4.1 to Form 8-K (File 1-13086)
                            filed June 16, 1998).
           4.3           -- Indenture dated March 15, 1994, among Energy Ventures,
                            Inc., as Issuer, the Subsidiary Guarantors party thereto,
                            as Guarantors, and Chemical Bank, as Trustee
                            (incorporated by reference to Form 8-K (File 1-13086)
                            filed April 5, 1994).
           4.4           -- Specimen 10 1/4% Senior Note due 2004 of Energy Ventures,
                            Inc. (incorporated by reference to Form 8-K (File
                            1-13086) filed April 5, 1994).
           4.5           -- First Supplemental Indenture by and among Energy
                            Ventures, Inc., Prideco and Chemical Bank, as trustee,
                            dated June 30, 1995 (incorporated by reference to Exhibit
                            No. 4.4 to Registration Statement on Form S-3 (Reg. No.
                            33-61933)).
           4.6           -- Second Supplemental Indenture by and among Energy
                            Ventures, Inc., EVI Arrow, Inc., EVI Watson, Inc. and The
                            Chase Manhattan Bank, as trustee, dated effective as of
                            December 6, 1996 (incorporated by reference to Exhibit
                            4.6 to Form 10-K (File 1-13086) filed March 20, 1997).
           4.7           -- Third Supplemental Indenture by and among EVI, Inc.,
                            Ercon, Inc. and The Chase Manhattan Bank, as trustee,
                            dated effective as of May 1, 1997 (incorporated by
                            reference to Exhibit 99.2 to Form 8-K (File 1-13086)
                            filed October 27, 1997).
           4.8           -- Fourth Supplemental Indenture by and among EVI, Inc., XLS
                            Holding, Inc., XL Systems, Inc. and The Chase Manhattan
                            Bank, as trustee, dated effective as of August 25, 1997
                            (incorporated by reference to Exhibit 99.3 to Form 8-K
                            (File 1-13086) filed October 27, 1997).
           4.9           -- Fifth Supplemental Indenture by and between EVI, Inc. and
                            The Chase Manhattan Bank dated as of December 12, 1997
                            (including the Form of Note and Form of Exchange Note)
                            (incorporated by reference to Exhibit 4.1 to Form 8-K
                            (File 1-13086) filed December 31, 1997).
           4.10          -- Indenture dated as of October 15, 1997, between EVI, Inc.
                            and The Chase Manhattan Bank, as Trustee (incorporated by
                            reference to Exhibit No. 4.13 to Registration Statement
                            on Form S-3 (Reg. No. 333-45207)).
           4.11          -- First Supplemental Indenture dated as of October 28,
                            1997, between EVI, Inc. and The Chase Manhattan Bank, as
                            Trustee (including Form of Debenture) (incorporated by
                            reference to Exhibit 4.2 to Form 8-K (File 1-13086) filed
                            November 5, 1997).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           4.12          -- Registration Rights Agreement dated November 3, 1997, by and among EVI, Inc., Morgan Stanley & Co. Incorporated,
                            Donaldson, Lufkin & Jenrette Securities Corporation,
                            Credit Suisse First Boston Corporation, Lehman Brothers
                            Inc., Prudential Securities Incorporated and Schroder &
                            Co. Inc. (incorporated by reference to Exhibit 4.3 to
                            Current Report on Form 8-K (File 1-13086) filed November
                            5, 1997).
           4.13          -- Indenture dated May 17, 1996, between Weatherford
                            Enterra, Inc. and Bank of Montreal Trust Company, as
                            Trustee (incorporated by reference to Exhibit 4.1 to
                            Weatherford Enterra, Inc.'s Current Report on Form 8-K
                            (File No. 1-7867) dated May 28, 1996).
           4.14          -- First Supplemental Indenture dated and effective as of
                            May 27, 1998, between EVI Weatherford, Inc., the
                            successor by merger to Weatherford Enterra, Inc., and
                            Bank of Montreal Trust Company, as Trustee (incorporated
                            by reference to Exhibit 4.1 to Weatherford Enterra,
                            Inc.'s Current Report on Form 8-K (File No. 1-7867) filed
                            June 2, 1996).
           4.15          -- Form of Weatherford Enterra, Inc.'s 7 1/4% Notes due May
                            15, 2006 (incorporated by reference to Exhibit 4.2 to
                            Weatherford Enterra, Inc.'s Current Report on Form 8-K
                            (File No. 1-7867) dated May 28, 1996).
           4.16          -- Participation Agreement dated December 8, 1998, by and
                            among Weatherford Enterra Compression Company, L.P., ABN
                            AMRO Bank N.V., as Administrative Agent, Arranger and
                            Syndication Agent, Chase Bank of Texas, National
                            Association, and the Lessors listed on Schedule I thereto
                            (incorporated by reference to Exhibit 4.16 to Amendment
                            No. 2 to Registration Statement on Form S-4 (Reg. No.
                            333-65663)).
           4.17          -- Master Lease Intended as Security dated as of December 8,
                            1998, between Weatherford Enterra Compression Company,
                            L.P., as Lessee, and ABN AMRO Bank N.V., as
                            Administrative Agent for the Lessors (incorporated by
                            reference to Exhibit 4.17 to Amendment No. 2 to
                            Registration Statement on Form S-4 (Reg. No. 333-65663)).
           4.18          -- Guaranty Agreement dated as of December 8, 1998, between
                            Weatherford International, Inc. and ABN AMRO Bank N.V.,
                            as Administrative Agent for the Lessors (incorporated by
                            reference to Exhibit 4.18 to Amendment No. 2 to
                            Registration Statement on Form S-4 (Reg. No. 333-65663)).
           4.19          -- Second Supplemental Indenture dated as of June 30, 2000 between Weatherford International, Inc. and The Bank of
                            New York, as successor trustee to Bank of Montreal Trust
                            Company (including form of Debenture) (incorporated by
                            reference to Exhibit 4.1 to Current Report on Form 8-K
                            (File No. 1-13086) filed July 10, 2000).
           4.20          -- Registration Rights Agreement dated June 30, 2000 between
                            Weatherford International, Inc. and Morgan Stanley & Co.
                            Incorporated (incorporated by reference to Exhibit 4.2 to
                            Current Report on Form 8-K (File No. 1-13086) filed July
                            10, 2000).
          *5.1           -- Opinion of Fulbright & Jaworski L.L.P. regarding
                            legality.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          10.1           -- Combination Agreement dated as of June 16, 2000, by and among Weatherford International, Inc., Weatherford Oil
                            Services, Inc., Weatherford Canada Ltd. and Alpine Oil
                            Services Corporation (including as exhibits, forms of
                            Plan of Arrangement, Support Agreement and Voting and
                            Exchange Trust Agreement) (incorporated by reference to
                            Exhibit 10.2 to Current Report on Form 8-K (File No.
                            1-13086) filed July 10, 2000).
        **23.1           -- Consent of Arthur Andersen LLP, with respect to
                            Weatherford International, Inc.
        **23.2           -- Consent of Ernst & Young LLP, with respect Dailey
                            International Inc.
         *23.3           -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1).
        **24.1           -- Powers of Attorney from certain members of the Board of
                            Directors of the Registrant (contained on pages II-6 to
                            II-7).


---------------

 * Filed herewith.


** Previously filed.


     As permitted by Item 601(b)(4)(iii)(A) of Regulation S-K, the Registrant has not filed with this Registration Statement certain instruments defining the rights of holders of long-term debt of the Registrant and its subsidiaries because the total amount of securities authorized under any of such instruments does not exceed 10% of the total assets of the Registrant and its subsidiaries on a consolidated basis. The Registrant agrees to furnish a copy of any such agreement to the Commission upon request.

ITEM 17. UNDERTAKINGS

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

Provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Securities Act or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Houston, State of Texas, on August 7, 2000.


                                            WEATHERFORD INTERNATIONAL, INC.

                                            By: /s/ BERNARD J. DUROC-DANNER
                                              ----------------------------------
                                                   Bernard J. Duroc-Danner
                                                  President, Chief Executive
                                                            Officer,
                                              Chairman of the Board and Director
                                                (Principal Executive Officer)


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Bernard J. Duroc-Danner and Curtis W. Huff, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and any of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

             /s/ BERNARD J. DUROC-DANNER               President, Chief Executive        August 7, 2000
-----------------------------------------------------    Officer, Chairman of the
               Bernard J. Duroc-Danner                   Board and Director (principal
                                                         executive officer)

                 /s/ CURTIS W. HUFF                    Executive Vice President and      August 7, 2000
-----------------------------------------------------    Chief Financial Officer
                   Curtis W. Huff                        (principal financial officer)

                /s/ LISA W. RODRIGUEZ                  Vice President-Accounting and     August 7, 2000
-----------------------------------------------------    Controller (principal
                  Lisa W. Rodriguez                      accounting officer)

                /s/ DAVID J. BUTTERS                   Director                          August 7, 2000
-----------------------------------------------------
                  David J. Butters

                /s/ PHILIP BURGUIERES                  Director                          August 7, 2000
-----------------------------------------------------
                  Philip Burguieres

                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                                                       Director
-----------------------------------------------------
                  Sheldon B. Lubar

               /s/ WILLIAM E. MACAULAY                 Director                          August 7, 2000
-----------------------------------------------------
                 William E. Macaulay

                /s/ ROBERT B. MILLARD                  Director                          August 7, 2000
-----------------------------------------------------
                  Robert B. Millard

              /s/ ROBERT K. MOSES, JR.                 Director                          August 7, 2000
-----------------------------------------------------
                Robert K. Moses, Jr.

                 /s/ ROBERT A. RAYNE                   Director                          August 7, 2000
-----------------------------------------------------
                   Robert A. Rayne

                               INDEX TO EXHIBITS


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           3.1           -- Amended and Restated Certificate of Incorporation of the
                            Registrant, as amended (incorporated by reference to
                            Exhibit No. 3.1 to Form 10-K (File 1-13086) filed March
                            30, 1999).
           3.2           -- By-laws of the Registrant, as amended (incorporated by
                            reference to Exhibit No. 3.2 to Form 8-K (File 1-3086)
                            filed June 2, 1998).
          *3.3           -- Certificate of Designation of the Registrant's Series A
                            Preferred Stock, par value $1.00 per share.
           4.1           -- See Exhibits numbered 3.1 and 3.2 for provisions of the
                            Amended and Restated Certificate of Incorporation and
                            By-laws of the Registrant defining the rights of the
                            holders of Common Stock.
           4.2           -- Amended and Restated Credit Agreement dated as of May 27,
                            1998, among EVI, Inc., EVI Oil Tools Canada Ltd., Chase
                            Bank of Texas, National Association, as U.S.
                            Administrative Agent, The Bank of Nova Scotia, as
                            Documentation Agent and Canadian Agent, ABN AMRO Bank,
                            N.V., as Syndication Agent, and the other Lenders defined
                            therein, including the forms of Notes (incorporated by
                            reference to Exhibit No. 4.1 to Form 8-K (File 1-13086)
                            filed June 16, 1998).
           4.3           -- Indenture dated March 15, 1994, among Energy Ventures,
                            Inc., as Issuer, the Subsidiary Guarantors party thereto,
                            as Guarantors, and Chemical Bank, as Trustee
                            (incorporated by reference to Form 8-K (File 1-13086)
                            filed April 5, 1994).
           4.4           -- Specimen 10 1/4% Senior Note due 2004 of Energy Ventures,
                            Inc. (incorporated by reference to Form 8-K (File
                            1-13086) filed April 5, 1994).
           4.5           -- First Supplemental Indenture by and among Energy
                            Ventures, Inc., Prideco and Chemical Bank, as trustee,
                            dated June 30, 1995 (incorporated by reference to Exhibit
                            No. 4.4 to Registration Statement on Form S-3 (Reg. No.
                            33-61933)).
           4.6           -- Second Supplemental Indenture by and among Energy
                            Ventures, Inc., EVI Arrow, Inc., EVI Watson, Inc. and The
                            Chase Manhattan Bank, as trustee, dated effective as of
                            December 6, 1996 (incorporated by reference to Exhibit
                            4.6 to Form 10-K (File 1-13086) filed March 20, 1997).
           4.7           -- Third Supplemental Indenture by and among EVI, Inc.,
                            Ercon, Inc. and The Chase Manhattan Bank, as trustee,
                            dated effective as of May 1, 1997 (incorporated by
                            reference to Exhibit 99.2 to Form 8-K (File 1-13086)
                            filed October 27, 1997).
           4.8           -- Fourth Supplemental Indenture by and among EVI, Inc., XLS
                            Holding, Inc., XL Systems, Inc. and The Chase Manhattan
                            Bank, as trustee, dated effective as of August 25, 1997
                            (incorporated by reference to Exhibit 99.3 to Form 8-K
                            (File 1-13086) filed October 27, 1997).
           4.9           -- Fifth Supplemental Indenture by and between EVI, Inc. and
                            The Chase Manhattan Bank dated as of December 12, 1997
                            (including the Form of Note and Form of Exchange Note)
                            (incorporated by reference to Exhibit 4.1 to Form 8-K
                            (File 1-13086) filed December 31, 1997).
           4.10          -- Indenture dated as of October 15, 1997, between EVI, Inc.
                            and The Chase Manhattan Bank, as Trustee (incorporated by
                            reference to Exhibit No. 4.13 to Registration Statement
                            on Form S-3 (Reg. No. 333-45207)).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           4.11          -- First Supplemental Indenture dated as of October 28,
                            1997, between EVI, Inc. and The Chase Manhattan Bank, as
                            Trustee (including Form of Debenture) (incorporated by
                            reference to Exhibit 4.2 to Form 8-K (File 1-13086) filed
                            November 5, 1997).
           4.12          -- Registration Rights Agreement dated November 3, 1997, by and among EVI, Inc., Morgan Stanley & Co. Incorporated,
                            Donaldson, Lufkin & Jenrette Securities Corporation,
                            Credit Suisse First Boston Corporation, Lehman Brothers
                            Inc., Prudential Securities Incorporated and Schroder &
                            Co. Inc. (incorporated by reference to Exhibit 4.3 to
                            Current Report on Form 8-K (File 1-13086) filed November
                            5, 1997).
           4.13          -- Indenture dated May 17, 1996, between Weatherford
                            Enterra, Inc. and Bank of Montreal Trust Company, as
                            Trustee (incorporated by reference to Exhibit 4.1 to
                            Weatherford Enterra, Inc.'s Current Report on Form 8-K
                            (File No. 1-7867) dated May 28, 1996).
           4.14          -- First Supplemental Indenture dated and effective as of
                            May 27, 1998, between EVI Weatherford, Inc., the
                            successor by merger to Weatherford Enterra, Inc., and
                            Bank of Montreal Trust Company, as Trustee (incorporated
                            by reference to Exhibit 4.1 to Weatherford Enterra,
                            Inc.'s Current Report on Form 8-K (File No. 1-7867) filed
                            June 2, 1996).
           4.15          -- Form of Weatherford Enterra, Inc.'s 7 1/4% Notes due May
                            15, 2006 (incorporated by reference to Exhibit 4.2 to
                            Weatherford Enterra, Inc.'s Current Report on Form 8-K
                            (File No. 1-7867) dated May 28, 1996).
           4.16          -- Participation Agreement dated December 8, 1998, by and
                            among Weatherford Enterra Compression Company, L.P., ABN
                            AMRO Bank N.V., as Administrative Agent, Arranger and
                            Syndication Agent, Chase Bank of Texas, National
                            Association, and the Lessors listed on Schedule I thereto
                            (incorporated by reference to Exhibit 4.16 to Amendment
                            No. 2 to Registration Statement on Form S-4 (Reg. No.
                            333-65663)).
           4.17          -- Master Lease Intended as Security dated as of December 8,
                            1998, between Weatherford Enterra Compression Company,
                            L.P., as Lessee, and ABN AMRO Bank N.V., as
                            Administrative Agent for the Lessors (incorporated by
                            reference to Exhibit 4.17 to Amendment No. 2 to
                            Registration Statement on Form S-4 (Reg. No. 333-65663)).
           4.18          -- Guaranty Agreement dated as of December 8, 1998, between
                            Weatherford International, Inc. and ABN AMRO Bank N.V.,
                            as Administrative Agent for the Lessors (incorporated by
                            reference to Exhibit 4.18 to Amendment No. 2 to
                            Registration Statement on Form S-4 (Reg. No. 333-65663)).
           4.19          -- Second Supplemental Indenture dated as of June 30, 2000 between Weatherford International, Inc. and The Bank of
                            New York, as successor trustee to Bank of Montreal Trust
                            Company (including form of Debenture) (incorporated by
                            reference to Exhibit 4.1 to Current Report on Form 8-K
                            (File No. 1-13086) filed July 10, 2000).
           4.20          -- Registration Rights Agreement dated June 30, 2000 between
                            Weatherford International, Inc. and Morgan Stanley & Co.
                            Incorporated (incorporated by reference to Exhibit 4.2 to
                            Current Report on Form 8-K (File No. 1-13086) filed July
                            10, 2000).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          *5.1           -- Opinion of Fulbright & Jaworski L.L.P. regarding
                            legality.
          10.1           -- Combination Agreement dated as of June 16, 2000, by and among Weatherford International, Inc., Weatherford Oil
                            Services, Inc., Weatherford Canada Ltd. and Alpine Oil
                            Services Corporation (including as exhibits, forms of
                            Plan of Arrangement, Support Agreement and Voting and
                            Exchange Trust Agreement) (incorporated by reference to
                            Exhibit 10.2 to Current Report on Form 8-K (File No.
                            1-13086) filed July 10, 2000).
        **23.1           -- Consent of Arthur Andersen LLP, with respect to
                            Weatherford International, Inc.
        **23.2           -- Consent of Ernst & Young LLP, with respect Dailey
                            International Inc.
         *23.3           -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1).
        **24.1           -- Powers of Attorney from certain members of the Board of
                            Directors of the Registrant (contained on pages II-6 to
                            II-7).


---------------

 * Filed herewith.


** Previously filed.